AMERICAN INDEPENDENCE FUNDS TRUST

SUPPLEMENT DATED MARCH 17, 2014

TO THE

PROSPECTUS DATED MARCH 1, 2014

AMERICAN INDEPENDENCE BOYD WATTERSON CORE PLUS FUND

(the “Fund”)

(TICKER SYMBOLS:  IIISX, IBFSX)

Effective March 17, 2014, the expense limitations for the Fund will be 0.45% and 0.80% for the Institutional Class shares and Class A shares, respectively. Under the “FUND SUMMARY” for the Boyd Watterson Core Plus Fund, the “Fees and Expenses of the Fund” table and the expense “Example” on pages 35 and 36 of the Prospectus shall be replaced in their entirety with the following:

Fees and Expenses of the Fund.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund.  More information about these and other discounts is available from your financial professional and in “Investing With The Funds” starting on page 64 of the Fund’s Prospectus.

Institutional Class Shares	Class A Shares

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	4.25%
Maximum Deferred Sales Charge (Load) (as a percentage of the Net Asset Value purchase)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.40%	0.40%
Distribution and Service (12b-1) Fees	None	0.35%(1)
Other Expenses	0.33%	0.33%
Total Annual Fund Operating Expenses	0.73%	1.08%
Fee Waivers and Expense Reimbursements(2)	-0.28%	-0.28%
Net Annual Fund Operation Expenses After Fee Waivers and Expense Reimbursements(2)	0.45%	0.80%

(1)     The Board of Trustees (the “Board”) has approved a Rule 12b-1 plan with a 0.25% distribution fee for Class A shares. In addition, the Board has approved a Shareholder Services Plan for Class A shares which would provide for a fee paid monthly at an annual rate of up to 0.25%. At the present time, the Fund is assessing the full 0.25% distribution fee and is assessing 0.10% of the shareholder servicing fee.

(2)     American Independence Financial Services, LLC (“American Independence” or the “Adviser”) has contractually agreed to reduce the management fee and reimburse expenses until March 1, 2015 in order to keep the Total Annual Fund Operating Expenses at 0.45% and 0.80% of the Fund’s average net assets for the Institutional Class shares and Class A shares, respectively. The Adviser is permitted to seek reimbursement from the Fund, subject to limitations, for fees it waived and Fund expenses it paid in any fiscal year of the Fund over the following three fiscal years, as long as the reimbursement does not cause the Fund’s operating expenses to exceed the expense limitation. The expense limitation may be terminated only by approval of the Board.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class Shares	$46	$205	$379	$880
Class A Shares	$503	$727	$969	$1,662

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE